UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2026

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7900 E. Union Ave, Suite 320
Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (303) 320-7708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GORO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Arrangement Agreement and Plan of Merger

On January 25, 2026, Gold Resource Corporation (the “Company”) entered into an Arrangement Agreement and Plan of Merger (the “Arrangement Agreement”) with Goldgroup Mining Inc., a corporation incorporated under the laws of the Province of British Columbia (“Goldgroup”), and Goldgroup Merger Sub Inc., a Colorado corporation and direct subsidiary of Goldgroup (“Purchaser Sub”). The Arrangement Agreement provides that, among other things and subject to the terms and conditions of the Arrangement Agreement, Purchaser Sub will merge with and into the Company, with the Company surviving and continuing as the surviving corporation as a direct, wholly owned subsidiary of Goldgroup (such transaction, the “Merger”).

At the Effective Time (as such term is defined in the Arrangement Agreement), each outstanding share of common stock of the Company, par value $0.001 per share (each, a “Company Share”), will be converted into the right to receive 1.4476 common shares of Goldgroup post-Merger (“Resulting Issuer Shares”) (adjusted to 0.3619 Resulting Issuer Shares as a result of a four-for-one share consolidation to be completed by Goldgroup prior to closing) (the “Exchange Ratio”). Any stockholder of the Company who would otherwise be entitled to receive a fraction of a Resulting Issuer Share pursuant to the Merger (after taking into account all the Company Shares held immediately prior to the Effective Time by such holder) shall have their holdings of Resulting Issuer Shares rounded up to the nearest whole share.

In connection with the entry into the Arrangement Agreement, the board of directors of the Company (the “Company Board”) unanimously (a) determined that the Arrangement Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders; (b) approved, adopted and declared advisable the Arrangement Agreement and the transactions contemplated thereby, including the Merger; (c) approved the execution, delivery and performance of the Arrangement Agreement and the consummation of the transactions contemplated thereby, including the Merger; (d) resolved to recommend approval and adoption of the Arrangement Agreement by its stockholders; and (e) resolved that the Arrangement Agreement be submitted to the stockholders of the Company.

Treatment of Company Equity Awards

Pursuant to the Arrangement Agreement, at the Effective Time all outstanding stock options, deferred share units (“DSUs”), and restricted share units (“RSUs”) of the Company will be assumed by Goldgroup and converted into equivalent awards for Resulting Issuer Shares, adjusted by the Exchange Ratio. Vested DSUs and RSUs subject to delayed settlement may be paid out if terminated at closing. Performance share units (“PSUs”) of the Company will convert into time-vested RSUs based on performance through the effective date of the Merger, as determined by the Company Board.

Other Terms; “Non-Solicitation” Restrictions

The Arrangement Agreement contains customary representations, warranties and covenants made by each of the Company, Goldgroup and Purchaser Sub, including, among others, the obligation of the Company to conduct its business in the ordinary course, consistent with past practice and to refrain from taking certain specified actions without the consent of Goldgroup. In addition, the Arrangement Agreement contains covenants that require the Company to call and hold a meeting of the stockholders and use reasonable best efforts to solicit the Company Stockholder Approval (as defined in the Arrangement Agreement), except to the extent that the Company Board has made a Company Change of Recommendation (as defined in the Arrangement Agreement) as permitted by the Arrangement Agreement.

The Company is also subject to customary “non-solicitation” restrictions on its ability (and the ability of its subsidiaries and representatives) to (i) solicit alternative acquisition proposals from third parties; (ii) subject to certain exceptions, engage or participate in discussions or negotiations regarding alternative acquisition proposals; or (iii) subject to certain exceptions, furnish to any person non-public information in connection with an alternative acquisition proposal. Prior to the receipt of the Company Stockholder Approval, the Company Board may, upon receipt of a Company Superior Proposal (as defined in the Arrangement Agreement), change its recommendation that the Company’s stockholders approve the Arrangement Agreement and the Merger, subject to complying with certain notice requirements and other specified conditions, including giving Goldgroup the opportunity to propose changes to the Arrangement Agreement in response to such Company Superior Proposal.

Closing Conditions

The completion of the Merger is subject to satisfaction or waiver of certain customary mutual closing conditions, including (i) approval by Goldgroup’s shareholders and the Company’s stockholders at their respective meetings, (ii) the absence of any order or law prohibiting consummation of the Merger, (iii) receipt of all required regulatory, court, and stock exchange approvals (including the TSX Venture Exchange and NYSE American, the Mexican National Antitrust Commission (Comisión Nacional Antimonopolio), and the Supreme Court of British Columbia) and (iv) exemption from U.S. registration under Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), or if applicable, the effectiveness of a registration statement on Form F-4 (or such other registration statement form then available to Goldgroup) under the Securities Act. The obligation of each party to consummate the Merger is also conditioned upon the other party having performed in all material respects its obligations under the Arrangement Agreement and the other party’s representations and warranties in the Arrangement Agreement being true and correct (subject to certain materiality qualifiers).

Termination Rights

The Arrangement Agreement contains termination rights for each of the Company and Goldgroup, subject to the additional terms and conditions set forth in the Arrangement Agreement. The Arrangement Agreement may be terminated at any time prior to the Effective Time by (i) mutual written consent or (ii) either party if (A) the Effective Time does not occur by July 31, 2026 (the “Outside Date”), unless the party’s breach caused the delay; (B) either party if the required Company Stockholder Approval and Goldgroup shareholder approval are not obtained at the respective meetings (unless the party’s breach caused the failure); or (C) a law or order makes the transaction illegal or impossible (unless the party’s breach caused the issue).

Goldgroup may terminate if (i) the Company Board withdraws or changes its recommendation, fails to reaffirm its recommendation upon request, or recommends a Company Acquisition Proposal; (ii) the Company breaches the non-solicitation covenant; (iii) the Company breaches its representations, warranties, or covenants and such breach is not cured within 15 business days after notice (provided that willful breaches are deemed incurable); (iv) the board of directors of Goldgroup (the “Goldgroup Board”) approves a Purchaser Superior Proposal (as defined in the Arrangement Agreement); or (v) a Company Material Adverse Effect (as defined in the Arrangement Agreement) occurs and is continuing, which is incapable of being cured prior to the Outside Date.

The Company may terminate if (A) the Goldgroup Board withdraws or changes its recommendation, fails to reaffirm its recommendation upon request, or recommends a Purchaser Acquisition Proposal; (B) Goldgroup breaches the non-solicitation covenant; (C) Goldgroup breaches its representations, warranties, or covenants and such breach is not cured within 15 business days after notice (provided that willful breaches are deemed incurable); (D) the Company Board approves a Company Superior Proposal; (E) a Purchaser Material Adverse Effect (as defined in the Arrangement Agreement) occurs and is continuing, which is incapable of being cured prior to the Outside Date; or (F) the Default (as defined in the Arrangement Agreement) has not been removed on before February 24, 2026 on terms satisfactory to the Company.

Termination Fees

The Company must pay a termination fee of $5 million if any of the following occurs: (i) Goldgroup terminates because the Company Board changes or withholds its recommendation or the Company signs or recommends a competing deal; (ii) Goldgroup terminates due to the Company’s material breach of the non-solicitation covenant; (iii) either party terminates because (a) the Outside Date passes, (b) the Company stockholder vote fails, or (c) Goldgroup terminates for a Company breach and, before termination pursuant to (a), (b) or (c), a competing proposal was publicly announced and not withdrawn, and within 12 months the Company signs and later closes, or directly closes, a competing transaction involving 50% or more of the Company (equity or assets); or (iv) the Company terminates to accept a Company Superior Proposal.

Goldgroup must pay a termination fee of $5 million if any of the following occurs: (i) the Company terminates because the Goldgroup Board changes or withholds its recommendation or Goldgroup signs or recommends a competing deal; (ii) the Company terminates due to Goldgroup’s material breach of the non-solicitation covenant; (iii) either party terminates because (a) the Outside Date passes, (b) the Goldgroup shareholder vote fails, or (c) the Company terminates for a Goldgroup breach and, before termination pursuant to (a), (b) or (c), a competing proposal was publicly announced and not withdrawn, and within 12 months Goldgroup signs and later closes, or directly closes, a competing transaction involving 50% or more of Goldgroup (equity or assets); or Goldgroup terminates to accept a Purchaser Superior Proposal.

Voting and Support Agreements

Contemporaneously with the execution of the Arrangement Agreement, each of the directors and officers of the Company entered into a Voting and Support Agreement (the “Voting Agreement”), pursuant to which, among other things, such stockholders agreed to vote in favor of the Merger, not to transfer its shares (or any securities convertible into shares) other than in support of the Merger, and not to solicit or negotiate any alternative acquisition proposal. The Voting Agreement does not preclude a director, in his or her capacity as such, from exercising his or her fiduciary duties and electing to terminate the Arrangement Agreement in the circumstances permitted in the Arrangement Agreement.

Additional Information

The foregoing descriptions of the Arrangement Agreement and the Voting Agreement are qualified in their entirety by reference to the full text of the Arrangement Agreement and the Voting Agreement, copies of which are filed hereto as Exhibits 2.1 and 10.1, respectively, and are incorporated into this Current Report on Form 8-K by reference. Copies of the agreements have been included to provide investors with information regarding their terms and are not intended to provide any factual information about the Company, Goldgroup, Purchaser Sub or their respective affiliates. The representations, warranties and covenants contained in the agreements have been made solely for the purposes of the agreements and as of specific dates; were made solely for the benefit of the parties to the agreements; are not intended as statements of fact to be relied upon by investors, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified in some cases by certain confidential disclosures that were made between the parties in connection with the negotiation of the agreements, which disclosures are not reflected in the agreements themselves; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Company, Goldgroup, Purchaser Sub or their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The agreements should not be read alone but should instead be read in conjunction with the other information regarding the agreements, the Merger, the Voting Agreement, Company, Goldgroup, Purchaser Sub, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the preliminary proxy statement that the Company will file, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that the Company will file or furnish with the Securities and Exchange Commission (the “SEC”).

Important Information for Investors and Stockholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any securities issued in the Merger are anticipated to be issued in reliance upon available exemptions from registration requirements pursuant to Section 3(a)(10) of the Securities Act and applicable exemptions under state securities laws. Promptly after filing its definitive proxy statement with the SEC, the Company will send the definitive proxy statement to each stockholder of the Company entitled to vote at the meeting of stockholders relating to the Merger and the transactions contemplated in connection therewith. This Current Report on Form 8-K is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to the Company’s stockholders in connection with the Merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov.

The Company and certain of its respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Merger under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on April 8, 2025, and its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 25, 2025. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the Merger will be included in the registration statement or proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
2.1†	Arrangement Agreement and Plan of Merger, dated as of January 25, 2026, between Gold Resource Corporation, Goldgroup Mining Inc. and Goldgroup Merger Sub Inc.
10.1	Form of Voting and Support Agreement, dated as of January 25, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
†

Certain schedules or similar attachments to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally to the SEC upon request a copy of any omitted schedule or attachment to this exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: January 26, 2026	By:	/s/ Allen Palmiere
	Name:	Allen Palmiere
	Title:	Chief Executive Officer and President